SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: March 7, 2003
                 (Date of earliest event reported) March 5, 2003


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                        000-29225                73-1513309
(State or other jurisdiction            (Commission             (IRS Employer
     of incorporation)                  File Number)         Identification No.)


                               14201 Wireless Way
                          Oklahoma City, Oklahoma 73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)

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Information To Be Included in the Report


Item 7. Financial Statements and Exhibits.

99.1   Press Release dated March 5, 2003.

99.2   Script of the Company's 4Q conference call on March 6, 2003, 8:00 a.m. CT


Item 9. Regulation FD Disclosure.

     The Registrant issued a press release on March 5, 2003 which provided general disclosure of the results of its operations for the quarter and for its fiscal year ended December 31, 2002. The Registrant also provided 2003 guidance during its 4th Quarter 2002 earnings conference call on March 6, 2003. The press release and the transcript from the earnings call are attached as exhibits to this Form 8-K. A recording of the earnings call is available on the Registrant's website at www.dobson.net.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         DOBSON COMMUNICATIONS CORPORATION


                                         By
                                             Ronald L. Ripley, Vice President
                                             and Senior Corporate Counsel


March 7, 2003

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                                 EXHIBIT INDEX

Exhibit
No.             Description                     Method of Filing
---             -----------                     ----------------

99.1  Press Release of March 5, 2003           Filed herewith electronically

99.2  Transcript of the Company's 4Q           Filed herewith electronically
      conference call on March 6, 2003,
      8:00 a.m. CT